Summary of Significant Components of Current and Deferred Taxes (Parenthetical) (Detail) - BRL BRL in Thousands		Dec. 31, 2015	Dec. 31, 2014
Income Tax Disclosure [Abstract]
Valuation allowance	[1]	BRL 6,239,713	BRL 217,655
Impairment losses		6,022,058
Tax loss carryfowards		12,159,935
Deferred tax assets, that do not expire		BRL 4,134,378,000

[1]	For the year ended December 31, 2015, total valuation allowance increased from R$217,655 million to R$6,239,713 million, reflecting valuation allowance totaling R$6,022,058 recognized for the companies that, as at December 31, 2015, do not expect to generate sufficient future taxable profits, based on consistent assumptions and timing used in the analysis of the potential impairment of long-lived assets and goodwill, against which tax assets could be offset. Most of our deferred tax assets have been reduced by a valuation allowance to the amount supported by reversing taxable temporary difference. The deferred tax assets not offset by valuation allowance are dependent upon the generation of future pretax income in certain of our tax-paying components in Brazil that have a history of profitability and an expectation of continued profitability. Management believes it is more likely than not that the results of future operations will generate sufficient taxable income to realize the deferred tax assets that are not subject to the valuation allowance. However, deferred income tax assets can be reduced in the near term if estimates of future taxable income during the carryforward period are reduced. The net changed in valuation allowance in 2014 was R$217,655. No valuation allowance was recorded prior to 2014. The tax loss carryfowards of approximately R$12,159,935, corresponding to R$4,134,378 million of deferred tax assets, do not expire, and may be carried forward indefinitely.